Exhibit 10.1
AMENDMENT NO. 3 TO THE
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
FIFTH AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN
THIS AMENDMENT (this “Amendment”) to the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan (the “Plan”) is adopted by the Board of Directors (the “Board”) of Integra LifeSciences Holdings Corporation (the “Company”) on April 1, 2026.
WHEREAS, Integra LifeSciences Holdings Corporation (the “Company”) sponsors and maintains the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan, as amended (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;
WHEREAS, pursuant to Section 9(a) of the Plan, the Board of Directors of the Company (the “Board”) has reserved the right to amend the Plan;
WHEREAS, the Board believes that the number of shares of common stock of the Company remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined, following the recommendation of the Compensation Committee (the “Committee”) and the Committee’s independent compensation consultant, that it is in the best interests of the Company and its stockholders to amend the Plan, subject to stockholder approval, to increase the aggregate number of Shares available for Awards under the Plan; and
WHEREAS, the Board has approved the submission of this Amendment to the Company’s stockholders for approval and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.
NOW, THEREFORE, the Plan is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:
1.Shares Subject to the Plan. Section 5 of the Plan is hereby amended and restated to read in its entirety as follows:
5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan is 24,250,000 (the “Share Limit”). The maximum number of Shares which may be granted as ISOs is 24,250,000. Further, no Key Employee shall receive Awards for more than 2,000,000 Shares in the aggregate during any calendar year under the Plan. However, the limits in the preceding sentences shall be subject to the adjustment described in Sections 8.3 and 8.4. Shares delivered under the Plan may be authorized but unissued Shares, treasury Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares still subject to an Option which expires or otherwise terminates for any reason whatsoever (including, without limitation, the surrender thereof) without having been exercised in full, any Shares that are still subject to an Award that is forfeited, and the Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares shall continue to be available for Awards under the Plan.

SC1:5234128.2

2.Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders (the “Amendment Effective Date”) in accordance with applicable laws and regulations.
3.Remaining Provisions. The remaining provisions of the Plan will continue in full force and effect unless and until further modified or amended in accordance with the terms of the Plan.
4.Capitalized Terms. Capitalized terms used in this Amendment that are not specifically defined in this Amendment will have the meanings set forth in the Plan.

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SC1:5234128.2

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Amendment to the Plan was duly adopted by the Board of Directors.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:     /s/ Michael Hutchinson
    Name: Michael Hutchinson
    Title: Executive Vice President, Chief Legal Officer and Secretary
[Signature Page to Amendment No. 3 to the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan]